JBT Investor Presentation

November 2014

Forward-Looking Statements

These slides and the accompanying presentation contain "forward-looking" statements which represent management's best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the "Company") with the Securities and Exchange Commission on March 7, 2014 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

Investment Highlights

- Market Leader with Blue Chip Customer Base
- Strong Recurring Revenue Driven by Large Installed Base
- Committed Growth Culture Directed by Experienced Leaders
- Global Platform Poised for Growth
- Disciplined M&A to Drive Growth and Value Creation

JBT at a Glance

Leading Global Food Processing Equipment & Service Provider






Ticker	NYSE: JBT (Spin-off in 2008)
Legacy	c. 1884; 120 yrs. of operations
Market Cap	~$900M
2013 Rev. & OI	$934M & $53M
Dividend Yield	1.2%
Segments	FoodTech & AeroTech

2013 Revenue & Segment Operating Profit

Total Revenue

$934M


35%
65%

Total Segment Operating Profit

$91M


29%
71%

JBT FoodTech

JBT AeroTech

Market Leader with Blue Chip Customer Base

We SQUEEZE	We FREEZE	We STERILIZE	We LOAD	We BOARD
75%+	50%+	50%+	70%+	75%+
World's Citrus Juices	World's Frozen Foods	World's Canned Foods	World's Overnight Packages	U.S. Passengers

Large Recurring Revenue Base

Recurring Revenue as a Percentage of Total Revenue:


43%
42%
45%
44%
4% CAGR
$377
$405
$413
$413
2010
2011
2012
2013
Aftermarket Parts & Services

Aftermarket Current Share of Customer Wallet

25% - 30%

Note: Recurring revenue includes aftermarket parts & services, equipment leases & airport services.

Stable Base with Clear Opportunity to Drive Higher Growth

Global Platform Poised for Growth


AeroTech Production
Personnel Locations
FoodTech Production
Corporate HQ
Canada
U.S.
Mexico
Brazil
Chile
Argentina
U.K.
Sweden
Belgium
Germany
Poland
France
Czech Republic
Spain
Italy
Russian Federation
Saudi Arabia
India
China
Philippines
Malaysia
South Africa
Australia
New Zealand

- 100+ countries driving revenue
- ~3,300 employees worldwide
- ~50% international revenue

28%+ of 2013 Revenue Generated from Emerging Markets

Strong Growth Across Global Food Markets

- Population growth, rising incomes & urbanization driving global food consumption
- Strong positive correlation between level of income & higher-caloric content & processed foods
- Improving affordability of foods in emerging markets is further accelerating adoption of nutrient-rich diets



Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
India
L. America
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

China: Projected Annualized Market Growth Rates



Food Retail Sales
7%
Frozen Foods
8%
Canned Foods
7%
Specialty Drinks
14%

Sources: United Nations Food & Agriculture Association, Rabobank, Euromonitor, IMF WEO.

Strong Growth Across Global Aviation Markets

Sustained profitability of airlines coupled with pent-up demand


Global Commercial Airline Profitability ($B)
$30
$20
$10
$0
-$10
-$20
-$30
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014F

Passenger traffic expected to double over next 15 years


World Economy
Passenger Traffic
Cargo Traffic
3.2%
4.1%
5.0%

Significant expansion in emerging markets driving regional demand


Number of Airports in China
+66%
147
244
2007
2020


China's Civil Aircraft (units)
+250%
4,900
700
500
1,400
2,900
900
380
800
2010
2029
Regional Jets
Jets (150 seats)
Jets (> 150 seats)

Sources: IATA, IHS Global Insight GDP Index, The Boeing Company Current Market Outlook, BCG Study.

Experienced Leadership Team in Place



20+ Yrs Tom Giacomini
Chairman,
President & CEO



20+ Yrs Brian Deck
EVP & CFO



25+ Yrs Steve Smith
EVP, President - FoodTech



25+ Yrs Dave Burdakin
EVP, President - AeroTech



25+ Yrs Jim Marvin
EVP, General Counsel & Secretary



25+ Yrs Mark Montague
EVP, Human Resources

New to JBT

Opportunity For Growth

Historical Growth & Operating Margin Have Underperformed Their Potential



Revenue Growth
5.0%
9.0%
(4.0%)
2.0%
2010
2011
2012
2013



Operating Income Margin
7.6%
5.6%
6.6%
5.7%
2010
2011
2012
2013

Underperformance = Value Creation Opportunity

The Next Level

Three-pronged Approach

Fix	Fix profitability to drive economic returns & generate cash for growth
Strengthen	Develop capabilities to achieve a disciplined growth capability
Grow	Grow by focusing on initiatives that move the needle

Introducing the JBT Excellence Model

- ONE JBT
- Customer First
- Relentless Continuous Improvement (RCI)
- Acquisitions

JEM
JBT Excellence Model

Building a Growth Culture: ONE JBT


JBT
Integrity
Accountability
Relentless
Improvement
Teamwork

ONE Purpose & Set of Values Across the Entire Organization

Since September 2013...

Fix

- **Implemented** restructuring actions to lay growth foundation
  - ~$14M in charges in 2014, driving $3M+ in savings in FY'14 & $7M+ in incremental annual savings by mid-FY'15
- **Leading** 'ONE JBT' cultural transformation

Strengthen

- **Instituted** leadership & management changes
- **Initiated** JBT Excellence Model (JEM) including value-based pricing & Lean implementation
  - $3M+ in pricing benefits in FY'14 & incremental $3M+ in FY'15
  - 90 leaders trained & Lean initiatives implemented in over 60% of plants globally

Grow

- **Introduced** new products across FoodTech and AeroTech
- **Completed** acquisitions in Protein Processing and Liquid Foods
  - Three acquisitions contributing $30M+ in annual revenue by FY'15
  - Active pipeline development

…On Track for Margin Expansion and Growth

Five Key Initiatives That Move the Needle

Grow

- **Emerging Markets** via locally tailored products & stronger go-to-market system
- **Protein Processing** equipment full line offering via acquisitions & product development
- **Liquid Foods** processing equipment through acquisition & product development
- **Aftermarket** by investing to build broader sales & service network; acquire to close gaps
- **Aviation Support Equipment** by investing in product development

Acquisitions: Driving Growth and Value Creation

Significant Opportunity to Build Out Protein Processing & Liquid Food Offerings

Protein Processing


~$4B
~$2.5B
~$0.5B
~$4B
Primary
Secondary Processing
Further Processing
EOL
Primary
Portioning
Mixing/ Grinding
Injection
Tumbling
Forming
Coating
Frying
Cooking
Freezing
Slicing
Packaging

Liquid Foods


~$700M
~$350M
~$200M
Bulk Storage
Thawing
Ingredient & H2O Prep
Mixing / Metering
Blending
Sterilization
CIP
Controls & Instruments
Filling
Final Packaging
Core Secondary Processing Bundle

Current JBT Presence

Growth and Margin Expansion

Revenue


$934M
6% - 8%
CAGR
~$1.2 –
1.3B
2013
2017

Segment Operating Profit


$91M
10% - 14%
CAGR
~$135 -
$155M
2013
2017

Operating Income


$53M
6%
17% - 23%
CAGR
~$100 –
120M
8 – 10%
2013
2017

FCF


$33M
11% - 16%
CAGR
~$50 –
60M
2013
2017

The Next Level Growth Focus

2017

- Leading food equipment & service provider
- $1.2-1.3B in Sales | 8-10% Operating Income Margin | Solid cash conversion
- FoodTech business: Compelling growth trajectory delivering 80% of total earnings
- AeroTech: Solid returns & cash generation to fund overall value creation
- Clear capital allocation priorities, effective deployment
- Demonstrated capability to grow organically & through acquisitions

Investment Highlights


Market Leader with Blue Chip Customer Base
Strong Recurring Revenue Driven by Large Installed Base
Committed Growth Culture Directed by Experienced Leaders
Global Platform Poised for Growth
Disciplined M&A to Drive Growth and Value Creation

JBT Investor Presentation Additional Information

November 2014

Strong Free Cash Flow

Cash Flow Generation

- Generated over $135M in free cash flow over 2009 - 2013
- Primary uses of cash
  - Next Level Growth and Margin Expansion Initiatives
  - Acquisitions
  - Shareholder value return

Debt Structure

- Private Placement Debt of $75MM
- Matures in 2015
- Fixed Rate of 6.7%

- $300MM Bank Credit Facility
- Matures in 2017
- Rate of one month LIBOR + 137.5 bps

Announced 29% increase in quarterly dividend in May 2013

Note: A reconciliation of Free Cash Flow (a non-GAAP measure) to cash provided by operations is included in Appendix I.

JEM Drives Performance

(EBIT, $M)	Run-Rate Performance Goals (2017)
ONE JBT: Organization Simplification	$8 - 10
Customer First: Value-based Pricing	6 - 10
RCI / Strategic Sourcing	4 - 8
Total	**$18 - 28**

Expected to Result in ~200bps Margin Expansion by 2017

Value Creating Acquisition Program

Strategic Approach

- Focus on a few priority areas
  - Strengthen the core where JBT can achieve value creation / synergies
  - Grow FoodTech
- Commit to an aggressive, disciplined pursuit of strategic targets

Financial Discipline

- Defined economic criteria including IRR, Payback, ROIC, Accretion & Synergy metrics
- Robust due diligence; drive to synergies pre/post-close

Process & Integration Discipline

- Disciplined & standardized always-on process: proactive strategic target identification, regular deal board reviews & defined points of accountability



Approve EOI
Approve LOI
Approve Final Terms
Strategy / Target Identification
Initial Contact & Screen
Evaluation
Due Diligence
Negotiations
Closing
Integration

Next Level Impact

Projected Run Rate Impact by 2017

		Revenue ($M)	Operating Income ($M)
Fix & Strengthen	Value-based Pricing	$6 – 10	$6 – 10
	Organization Simplification		8 – 10
	RCI / Strategic Sourcing		4 – 8
	Sub-total	$6 – 10	$18 – 28
Grow	FoodTech - Organic	$130 – 160	$20 – 25
	AeroTech - Organic	45 – 55	2 – 3
	Sub-total	$175 – 215	$22 – 28
	Total Organic	**$180 – 225**	**$40 – 56**
	Acquisitions	$70 – 100	$6 – 8
	TOTAL	**$250 – 325**	**$45 – 65**

JBT Investor Presentation Appendix

November 2014

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	2009	2010	2011	2012	2013
Free Cash Flow (non-GAAP measure)	$ 34.3	$ (6.8)	$ 15.6	$ 61.3	$32.8
plus: Capital Expenditures	19.8	24.3	20.8	24.7	29.2
Cash Provided by Operating Activities (GAAP measure)	$ 54.1	$ 17.5	$ 36.4	$ 86.0	$62.0

JBT Investor Presentation

November 2014